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                   ADVENTURE MINERALS, INC.



Excellerated Resources Inc.          March 27, 2000
600 - 700 West Pender Street
Vancouver, B.C.
V6C 1G8

Attn: President


Dear Sirs,                 Re: Mineral Claim Block 1230087
                               Kelly Township (the "Property")


Pursuant to an option agreement dated as of April 1st, 1999 Excellerated Resources Inc. ("Excellerated") granted to Adventure Minerals, Inc., formerly Magic Bag
Corporation ("Adventure"), an option to acquire an interest in the Property (the "Agreement"). This letter confirms that in and for the sum of $1,000 Cdn., the receipt of which is hereby acknowledged, Excellerated has agreed to amend the terms of the Agreement by deleting reference to "12 months" in section 2.02 (b)(ii) and inserting "24 months" and further by deleting the reference to "24 months" in section 2.02 (b)(iii) and inserting "36 months". The remainder of the Agreement shall remain in full force and effect.


Yours truly,


Adventure Minerals, Inc.

Per:  /s/ Grayson Hand
      Grayson Hand, President

The above is hereby confirmed and agreed as of the date first above written.

Excellerated Resources Inc.

Per:  /s/ Bill Iny
      Authorized Signatory

     SUITE #414, 1859 SPYGLASS PLACE, VANCOUVER BC V5Z 4K6
          PHONE: (604) 872-4107 - FAX: (604) 872-4207